UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2009

ART’S-WAY MANUFACTURING CO., INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-05131	42-0920725
(Commission File Number)	(IRS Employer
Identification No.)
5556 Highway 9 Armstrong, Iowa 50514
(Address of Principal Executive Offices) (Zip Code)

(712) 864-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 13, 2009, Art’s-Way Manufacturing Co., Inc. (the “Company”), issued a press release announcing its first quarter financial results for the three months ended February 28, 2009. On April 15, 2009, the Company hosted a conference call discussing the same.

The full text of the press release and a transcript of the conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference in this Current Report on Form 8-K as if fully set forth herein. Please note that although the transcript attached hereto as Exhibit 99.2 indicates otherwise, the Company’s 2009 Annual Meeting of Stockholders will commence at 10:00 a.m. Central Daylight Standard Time, as stated in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 26, 2009.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto and incorporated herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions: None

(d)	Exhibits:

99.1	Press Release dated April 13, 2009
99.2	Transcript of the Art’s-Way Manufacturing Co., Inc. conference call held April 15, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 20, 2009

ART’S-WAY MANUFACTURING CO., INC.

/s/ Carrie L. Majeski
Carrie L. Majeski
President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

ART’S-WAY MANUFACTURING CO., INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 13, 2009	000-05131

Exhibit No.	ITEM

99.1	Press Release dated April 13, 2009
99.2	Transcript of the Art’s-Way Manufacturing Co., Inc. conference call held April 15, 2009